UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-02786

DWS High Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert

100 Plaza One

Jersey City, NJ 07311

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  SEPTEMBER 30, 2010

Annual Report to Shareholders

DWS High Income Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

31 Statement of Assets and Liabilities

33 Statement of Operations

34 Statement of Changes in Net Assets

35 Financial Highlights

39 Notes to Financial Statements

51 Report of Independent Registered Public Accounting Firm

52 Tax Information

53 Investment Management Agreement Approval

57 Summary of Management Fee Evaluation by Independent Fee Consultant

61 Board Members and Officers

65 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2010

Average Annual Total Returns as of 9/30/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	16.69%	5.69%	6.24%	6.54%
Class B	15.74%	4.82%	5.37%	5.68%
Class C	15.81%	4.82%	5.40%	5.68%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	11.44%	4.08%	5.27%	6.05%
Class B (max 4.00% CDSC)	12.74%	4.27%	5.23%	5.68%
Class C (max 1.00% CDSC)	15.81%	4.82%	5.40%	5.68%
No Sales Charges					Life of Institutional Class*
Institutional Class	17.03%	5.94%	6.57%	N/A	9.73%
Credit Suisse High Yield Index+	17.85%	7.72%	7.85%	8.21%	10.39%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2010 are 0.96%, 1.77%, 1.72% and 0.67% for Class A, Class B, Class C and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/10	$ 4.77	$ 4.77	$ 4.78	$ 4.77
9/30/09	$ 4.44	$ 4.44	$ 4.44	$ 4.44
Distribution Information: Twelve Months as of 9/30/10: Income Dividends	$ .38	$ .34	$ .35	$ .40
September Income Dividend	$ .0322	$ .0290	$ .0293	$ .0333
SEC 30-day Yield++	6.60%	6.18%	6.16%	7.27%
Current Annualized Distribution Rate++	8.10%	7.30%	7.36%	8.38%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2010, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — High Current Yield Funds Category as of 9/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	212	of	482	44
3-Year	240	of	416	58
5-Year	193	of	351	55
10-Year	105	of	234	45
Class B 1-Year	313	of	482	65
3-Year	312	of	416	75
5-Year	292	of	351	83
10-Year	167	of	234	72
Class C 1-Year	305	of	482	64
3-Year	314	of	416	76
5-Year	290	of	351	83
10-Year	166	of	234	71
Institutional Class 1-Year	173	of	482	36
3-Year	220	of	416	53
5-Year	150	of	351	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2010 to September 30, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2010
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/10	$ 1,060.00	$ 1,055.70	$ 1,056.00	$ 1,061.60
Expenses Paid per $1,000*	$ 4.96	$ 8.86	$ 8.81	$ 3.51
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/10	$ 1,020.26	$ 1,016.44	$ 1,016.50	$ 1,021.66
Expenses Paid per $1,000*	$ 4.86	$ 8.69	$ 8.64	$ 3.45
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS High Income Fund	.96%	1.72%	1.71%	.68%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS High Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Portfolio Manager

Gary Russell, CFA

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

High-yield bonds delivered an outstanding return during the fund's annual reporting period. The Credit Suisse High Yield Index — the fund's benchmark — returned 17.85%, strongly outperforming the 8.16% return of the broader bond market, as gauged by the Barclays Capital US Aggregate Bond Index.1,2 The Credit Suisse High Yield Index has outpaced the Barclays Capital US Aggregate Bond Index during the three-, five- and 10-year periods ended September 30, 2010.

The outperformance of high yield during the past year resulted from both a favorable environment for the broader financial markets and from several positive developments specific to the asset class.

Looking first at the overall market backdrop, the key factor for the high-yield sector was the extremely low rates available in government bonds and short-term fixed-income investments. Investors were compelled to look for opportunities in higher-risk segments of the market, such as high-yield bonds, in order to generate yield in their portfolios. While short-lived bouts of increased risk aversion weighed on the high-yield market at various times throughout the year, in general the accommodative policy of the US Federal Reserve Board (the Fed) gave investors the "green light" to take on more risk in their search for yield.

In terms of factors specific to high yield, the most notable development was a plunge in the Moody's trailing 12-month US speculative bond par default rate to 1.78% from 19.7% one year ago.3 One reason for this significant improvement was that rising investor optimism facilitated a record level of new issuance in the first nine months of 2010, during which approximately $211 billion in new issues came to the market. About 68% of this was refinancing activity by companies that sought to extend maturities. The result of this heavy refinancing activity was an improved ability of high-yield companies to meet debt service requirements — a trend that contributed to the declining default rate.

These developments were reflected in a continued decline in the yield spread of high-yield bonds relative to Treasuries.4 While at the beginning of the annual period this gap stood at 764 basis points (7.64 percentage points), it stood at 642 on September 30, 2010 — indicating outperformance for high yield. This strong performance was even more remarkable given that yields on US Treasury bonds declined substantially across all maturities.

In this environment, the Class A shares of the fund produced a strong return of 16.69%, but underperformed the 17.85% return of the benchmark. The primary reason for this underperformance was that our portfolio had a lower risk profile than the high-yield market as a whole, reflecting the abundance of attractive relative values among higher-rated securities. This positioning led to a shortfall in our relative performance at a time in which lower-rated, higher-risk securities produced market-beating returns. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

Positive Contributors to Fund Performance

The largest contributor to our performance in the past year was our position in bonds issued by Ford Motor Co. Ford benefited from rising sales, increased market share and declining debt, all of which set the stage of an upgrade to its credit quality rating.5

Our security selection in the chemicals sector proved helpful to performance. Key contributors were our positions in Hexion Specialty Chemicals,* Ashland, Inc. and Huntsman International LLC.

The refinancing activity that helped the performance of the broader high-yield market also proved to be a positive for the fund. We were overweight in the secured bond of Viskase Companies, Inc., which demonstrated improving credit fundamentals and refinanced this secured bond at a premium early in the year.6 We see this as a prime example of how companies with improved cost structures were able to refinance debt and improve their liquidity. We also held an overweight in the convertible notes of Advanced Micro Devices, Inc.,* as we anticipated a strong semiconductor cycle. The company tendered for about two-thirds of these notes, causing them to rise in price.

Our relative performance was also helped by our risk management process, which we believe can help us avoid securities that may be in jeopardy of underperformance. A prime example was Edison Mission Energy, a benchmark component that we underweighted due to its exposure to falling natural gas prices and its potential vulnerability to activist environmental policies. Edison's bonds indeed underperformed, so our decision to underweight this issuer was a positive for our relative performance.

Negative Contributors to Fund Performance

As stated previously, the primary factor in our underperformance was our overweight in higher-rated securities. One outcome of this positioning was our underweight or non-holdings in certain high-volatility securities that performed very well in the rising market, such as CIT Group, Inc., Realogy Corp.* and Residential Capital.* In all cases, we saw a heightened level of risk stemming from these issuers' exposure to the real estate market. On the other side of the ledger, overweights in certain lower-volatility securities — such as NRG Energy, Inc. and HCA, Inc. — prevented us from keeping pace with the rising market.

These detractors demonstrate that at times our risk management process can cause us to miss some winners, however, we believe a focus on risk and reward — rather than trying to chase short-term performance in the hottest areas of the market — remains a prudent strategy.

Outlook and Positioning

We continue to hold an upbeat outlook for high-yield bonds. We believe all of the market's key fundamental underpinnings remain sound, including robust liquidity, improving balance sheets, supportive US Federal Reserve Board policy, rising merger and acquisition activity, and a low default rate. Even with these positives in place, however, investors should be aware that high-yield bonds are unlikely to maintain a rate of return as strong as that of the past 18 months. Still, we believe the asset class remains well-supported by its significant yield advantage relative to other segments of the bond market.

We also continue to look for opportunities across the full range of corporations' capital structure, which underpins our approximate 6% average weighting in bank loans. We continue to overweight the single-B credit tier, where we see the best trade-off of risk and reward. We hold an underweight in issues rated BB and a modest underweight in those rated CCC.

1 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.
2 The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 Moody's trailing 12-month US speculative bond par default rate incorporates the last 12 months of data (as opposed to one month or three months, for instance). The ratings of Moody's Investors Service, Inc. (Moody's) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.
4 "Spread" refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.
5 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.
6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* Not held in the portfolio as of September 30, 2010.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/10	9/30/09

Corporate Bonds	93%	89%
Loan Participations and Assignments	6%	9%
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/10	9/30/09

Consumer Discretionary	20%	18%
Financials	16%	16%
Energy	13%	12%
Materials	12%	13%
Industrials	10%	8%
Telecommunication Services	10%	11%
Information Technology	6%	4%
Health Care	5%	6%
Utilities	4%	8%
Consumer Staples	4%	4%
	100%	100%
Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/10	9/30/09

BBB	0%	1%
BB	15%	16%
B	57%	48%
CCC	25%	25%
CC	0%	4%
C	0%	1%
D	0%	3%
Not Rated	3%	2%
	100%	100%

Asset allocation, sector diversification and quality exclude derivatives and are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	9/30/10	9/30/09

Effective Maturity	5.8 years	4.8 years
Effective Duration	3.6 years	3.0 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is the measurable change in the value of a security in response to a change in interest rates.

Interest rate sensitivity is subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of September 30, 2010

		Principal Amount ($) (a)	Value ($)

Corporate Bonds 92.4%
Consumer Discretionary 16.6%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		4,818,000	4,860,157
8.75%, 6/1/2019		5,685,000	5,990,569
American Achievement Corp., 144A, 8.25%, 4/1/2012		1,720,000	1,713,550
Ameristar Casinos, Inc., 9.25%, 6/1/2014 (b)		4,220,000	4,504,850
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		3,990,000	3,890,250
8.0%, 3/15/2014		1,710,000	1,727,100
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		4,040,000	4,161,200
Avis Budget Car Rental LLC, 9.625%, 3/15/2018		2,120,000	2,241,900
Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014		1,985,000	1,955,225
Brunswick Corp., 144A, 11.25%, 11/1/2016		2,310,000	2,662,275
Cablevision Systems Corp.:
7.75%, 4/15/2018		520,000	549,900
8.0%, 4/15/2020		520,000	559,650
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		2,875,000	517,500
Carrols Corp., 9.0%, 1/15/2013		1,810,000	1,823,575
CCO Holdings LLC:
144A, 7.25%, 10/30/2017		4,005,000	4,060,069
144A, 7.875%, 4/30/2018		1,800,000	1,867,500
144A, 8.125%, 4/30/2020		1,200,000	1,272,000
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		9,770,000	10,307,350
Claire's Stores, Inc., 9.625%, 6/1/2015 (PIK) (b)		1,719,818	1,616,629
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		775,000	821,500
Series B, 9.25%, 12/15/2017		1,150,000	1,227,625
Cooper-Standard Automotive, Inc., 144A, 8.5%, 5/1/2018		1,200,000	1,245,000
CSC Holdings LLC:
8.5%, 4/15/2014		4,720,000	5,197,900
8.5%, 6/15/2015		3,410,000	3,725,425
DISH DBS Corp., 7.125%, 2/1/2016		1,820,000	1,913,275
Easton-Bell Sports, Inc., 9.75%, 12/1/2016		575,000	624,594
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		3,640,000	546
Ford Motor Co., 7.45%, 7/16/2031 (b)		8,215,000	8,564,137
Gannett Co., Inc.:
144A, 8.75%, 11/15/2014		1,145,000	1,256,638
144A, 9.375%, 11/15/2017		2,295,000	2,507,287
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		1,780,000	2,015,850
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		3,395,000	3,450,169
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		3,020,000	2,869,000
Harrah's Operating Co., Inc.:
10.0%, 12/15/2018		4,425,000	3,534,469
11.25%, 6/1/2017		13,410,000	14,683,950
144A, 12.75%, 4/15/2018		2,405,000	2,242,662
Hertz Corp.:
144A, 7.5%, 10/15/2018		6,940,000	6,940,000
8.875%, 1/1/2014		10,460,000	10,734,575
Lear Corp.:
7.875%, 3/15/2018		1,885,000	1,998,100
8.125%, 3/15/2020		1,880,000	2,009,250
Levi Strauss & Co., 7.625%, 5/15/2020		2,080,000	2,158,000
Mediacom Broadband LLC, 8.5%, 10/15/2015		2,690,000	2,750,525
Mediacom LLC, 9.125%, 8/15/2019 (b)		1,745,000	1,806,075
MGM Resorts International:
144A, 4.25%, 4/15/2015		405,000	373,106
144A, 9.0%, 3/15/2020		1,315,000	1,384,037
10.375%, 5/15/2014		2,660,000	2,959,250
11.125%, 11/15/2017		3,585,000	4,082,419
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		1,205,000	1,159,813
Motors Liquidation Co.:
6.75%, 5/1/2028** (b)		2,090,000	647,900
8.375%, 7/15/2033** (b)		3,485,000	1,176,188
Neiman Marcus Group, Inc., 10.375%, 10/15/2015		1,180,000	1,239,000
Netflix, Inc., 8.5%, 11/15/2017		1,145,000	1,276,675
Norcraft Companies LP, 10.5%, 12/15/2015		8,730,000	9,122,850
Norcraft Holdings LP, 9.75%, 9/1/2012		4,356,000	4,083,750
Penn National Gaming, Inc., 8.75%, 8/15/2019		1,245,000	1,322,812
Penske Automotive Group, Inc., 7.75%, 12/15/2016		8,910,000	8,698,387
Phillips-Van Heusen Corp., 7.375%, 5/15/2020		1,250,000	1,317,187
Regal Entertainment Group, 9.125%, 8/15/2018		1,070,000	1,122,163
Sabre Holdings Corp., 8.35%, 3/15/2016		5,070,000	5,171,400
Sears Holdings Corp., 144A, 6.625%, 10/15/2018 (c)		2,640,000	2,640,000
Seminole Indian Tribe of Florida, 144A, 7.804%, 10/1/2020		3,505,000	3,188,779
Simmons Bedding Co., 144A, 11.25%, 7/15/2015		2,445,000	2,625,319
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		2,760,000	2,932,500
Sonic Automotive, Inc.:
5.0%, 10/1/2029		1,180,000	1,249,325
Series B, 9.0%, 3/15/2018		4,530,000	4,699,875
Standard Pacific Corp.:
8.375%, 5/15/2018		610,000	610,000
10.75%, 9/15/2016		3,555,000	3,874,950
Tenneco, Inc., 144A, 7.75%, 8/15/2018		535,000	548,375
Toys "R" Us, Inc., 7.375%, 10/15/2018		1,610,000	1,537,550
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		1,510,000	1,536,425
Travelport LLC:
4.922%***, 9/1/2014		2,640,000	2,455,200
144A, 9.0%, 3/1/2016		2,950,000	2,935,250
9.875%, 9/1/2014		2,085,000	2,144,944
11.875%, 9/1/2016		1,210,000	1,294,700
United Components, Inc., 9.375%, 6/15/2013		570,000	579,975
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	4,290,000	6,316,211
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		7,460,000	7,758,400
UPC Holding BV, 144A, 8.0%, 11/1/2016	EUR	3,515,000	4,935,580
Vertis, Inc., 13.5%, 4/1/2014 (PIK)		1,620,958	502,497
Videotron Ltd., 9.125%, 4/15/2018 (b)		3,625,000	4,078,125
Visant Corp., 144A, 10.0%, 10/1/2017		3,535,000	3,694,075
Wynn Las Vegas LLC, 144A, 7.75%, 8/15/2020		2,140,000	2,257,700
Young Broadcasting, Inc., 8.75%, 1/15/2014**		15,800,000	158
			250,090,651
Consumer Staples 4.0%
Alliance One International, Inc., 10.0%, 7/15/2016		1,145,000	1,239,463
B&G Foods, Inc., 7.625%, 1/15/2018		1,320,000	1,374,450
Central Garden & Pet Co., 8.25%, 3/1/2018		1,765,000	1,802,506
Cott Beverages, Inc., 144A, 8.375%, 11/15/2017		1,145,000	1,213,700
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		1,700,000	1,778,625
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		4,250,000	3,931,250
General Nutrition Centers, Inc., 5.75%***, 3/15/2014 (PIK)		1,960,000	1,942,850
Michael Foods, Inc., 144A, 9.75%, 7/15/2018 (b)		4,050,000	4,333,500
NBTY, Inc., 144A, 9.0%, 10/1/2018 (c)		1,065,000	1,118,250
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		13,632,250	12,269,025
Reddy Ice Corp., 11.25%, 3/15/2015		1,305,000	1,334,363
Rite Aid Corp.:
7.5%, 3/1/2017		1,675,000	1,543,094
144A, 8.0%, 8/15/2020		4,435,000	4,501,525
Smithfield Foods, Inc.:
7.75%, 7/1/2017		10,015,000	10,152,706
144A, 10.0%, 7/15/2014		4,375,000	5,031,250
SUPERVALU, Inc., 8.0%, 5/1/2016 (b)		1,650,000	1,662,375
Tops Markets LLC, 144A, 10.125%, 10/15/2015		2,815,000	3,022,606
TreeHouse Foods, Inc., 7.75%, 3/1/2018		1,185,000	1,273,875
			59,525,413
Energy 13.3%
Arch Coal, Inc., 7.25%, 10/1/2020		855,000	903,094
Atlas Energy Operating Co., LLC:
10.75%, 2/1/2018		7,030,000	7,785,725
12.125%, 8/1/2017 (b)		2,385,000	2,757,656
Belden & Blake Corp., 8.75%, 7/15/2012		15,945,000	15,626,100
Berry Petroleum Co., 10.25%, 6/1/2014		3,305,000	3,726,387
Bill Barrett Corp., 9.875%, 7/15/2016		2,415,000	2,638,388
Brigham Exploration Co., 144A, 8.75%, 10/1/2018		1,065,000	1,096,950
Bristow Group, Inc., 7.5%, 9/15/2017		3,800,000	3,895,000
Chaparral Energy, Inc., 8.5%, 12/1/2015		10,555,000	10,264,737
Chesapeake Energy Corp.:
6.625%, 8/15/2020 (b)		2,790,000	2,915,550
6.875%, 8/15/2018		1,395,000	1,461,263
6.875%, 11/15/2020		3,885,000	4,118,100
7.25%, 12/15/2018		3,145,000	3,388,737
9.5%, 2/15/2015		570,000	659,775
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		4,500,000	4,983,750
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		1,140,000	1,204,125
8.5%, 12/15/2019		1,140,000	1,222,650
Coffeyville Resources LLC, 144A, 9.0%, 4/1/2015		3,285,000	3,465,675
CONSOL Energy, Inc.:
144A, 8.0%, 4/1/2017 (b)		5,295,000	5,731,837
144A, 8.25%, 4/1/2020 (b)		2,395,000	2,616,538
Continental Resources, Inc.:
144A, 7.125%, 4/1/2021		1,335,000	1,388,400
144A, 7.375%, 10/1/2020		1,560,000	1,645,800
8.25%, 10/1/2019		855,000	936,225
Crosstex Energy LP, 8.875%, 2/15/2018		2,765,000	2,896,337
Dynegy Holdings, Inc., 7.75%, 6/1/2019 (b)		4,620,000	3,164,700
El Paso Corp., 8.25%, 2/15/2016		2,455,000	2,731,188
Energy Transfer Equity LP, 7.5%, 10/15/2020		1,635,000	1,720,838
Frontier Oil Corp., 8.5%, 9/15/2016		2,045,000	2,126,800
Global Geophysical Services, Inc., 144A, 10.5%, 5/1/2017		5,975,000	6,079,562
Harvest Operations Corp., 144A, 6.875%, 10/1/2017 (c)		1,065,000	1,088,963
Holly Corp., 9.875%, 6/15/2017		4,250,000	4,499,687
Holly Energy Partners LP, 144A, 8.25%, 3/15/2018		2,670,000	2,783,475
Inergy LP, 144A, 7.0%, 10/1/2018		2,670,000	2,736,750
Linn Energy LLC:
144A, 7.75%, 2/1/2021		2,670,000	2,693,363
144A, 8.625%, 4/15/2020		2,460,000	2,607,600
11.75%, 5/15/2017		5,075,000	5,823,562
Murray Energy Corp., 144A, 10.25%, 10/15/2015		2,045,000	2,121,688
Newfield Exploration Co., 7.125%, 5/15/2018		5,250,000	5,604,375
Niska Gas Storage US LLC, 144A, 8.875%, 3/15/2018		2,610,000	2,792,700
OPTI Canada, Inc.:
7.875%, 12/15/2014		9,320,000	7,013,300
8.25%, 12/15/2014		3,240,000	2,462,400
144A, 9.0%, 12/15/2012		1,100,000	1,113,750
Petrohawk Energy Corp.:
144A, 7.25%, 8/15/2018		2,135,000	2,177,700
7.875%, 6/1/2015		1,785,000	1,869,788
10.5%, 8/1/2014		2,225,000	2,519,813
Plains Exploration & Production Co.:
7.0%, 3/15/2017		3,000,000	3,075,000
7.625%, 6/1/2018		5,955,000	6,252,750
8.625%, 10/15/2019		1,620,000	1,769,850
Quicksilver Resources, Inc., 11.75%, 1/1/2016		3,095,000	3,628,887
Range Resources Corp., 6.75%, 8/1/2020		800,000	832,000
Regency Energy Partners LP:
8.375%, 12/15/2013		4,020,000	4,190,850
144A, 9.375%, 6/1/2016 (b)		5,775,000	6,366,937
Sabine Pass LNG LP:
7.25%, 11/30/2013		7,095,000	6,846,675
7.5%, 11/30/2016		890,000	812,125
SandRidge Energy, Inc., 8.625%, 4/1/2015 (PIK)		1,065,000	1,065,000
Southwestern Energy Co., 7.5%, 2/1/2018		2,230,000	2,519,900
Stone Energy Corp.:
6.75%, 12/15/2014		5,200,000	4,784,000
8.625%, 2/1/2017		3,445,000	3,384,712
Whiting Petroleum Corp., 6.5%, 10/1/2018		1,005,000	1,027,613
			199,617,100
Financials 14.4%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		6,360,000	5,668,350
Ally Financial, Inc.:
7.0%, 2/1/2012		4,155,000	4,295,231
7.25%, 3/2/2011		30,000	30,525
144A, 7.5%, 9/15/2020		5,355,000	5,703,075
144A, 8.0%, 3/15/2020		5,395,000	5,894,037
8.0%, 11/1/2031		3,365,000	3,608,962
144A, 8.3%, 2/12/2015		1,770,000	1,929,300
Antero Resources Finance Corp., 9.375%, 12/1/2017		1,660,000	1,763,750
Ardagh Packaging Finance PLC:
144A, 7.375%, 10/15/2017 (c)	EUR	1,150,000	1,567,738
144A, 7.375%, 10/15/2017 (c)		1,665,000	1,665,000
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		4,745,000	2,372,500
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**		1,705,000	443,300
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016 (b)		4,430,000	4,740,100
Case New Holland, Inc., 7.75%, 9/1/2013		2,310,000	2,509,238
CIT Group, Inc.:
7.0%, 5/1/2013		3,435,000	3,452,175
7.0%, 5/1/2015		4,713,700	4,678,347
7.0%, 5/1/2017		15,790,000	15,454,462
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		3,340,000	3,582,150
E*TRADE Financial Corp.:
7.375%, 9/15/2013		11,675,000	11,412,312
12.5%, 11/30/2017 (PIK)		4,818,000	5,492,520
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012**		3,290,106	0
Express LLC, 8.75%, 3/1/2018		2,205,000	2,326,275
FCE Bank PLC, 9.375%, 1/17/2014	EUR	5,550,000	8,417,219
Fibria Overseas Finance Ltd., 144A, 7.5%, 5/4/2020 (b)		2,022,000	2,145,848
Ford Motor Credit Co., LLC:
6.625%, 8/15/2017		2,705,000	2,882,004
8.125%, 1/15/2020		685,000	787,110
Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015		1,640,000	1,869,600
Hellas Telecommunications Finance SCA, 144A, 8.835%, 7/15/2015 (PIK)*	EUR	2,522,281	2,063
Hexion US Finance Corp., 8.875%, 2/1/2018		9,385,000	9,197,300
Inmarsat Finance PLC, 144A, 7.375%, 12/1/2017		1,940,000	2,027,300
International Lease Finance Corp.:
144A, 8.625%, 9/15/2015		1,885,000	2,016,950
144A, 8.75%, 3/15/2017		3,805,000	4,080,862
iPayment, Inc., 9.75%, 5/15/2014		3,155,000	2,878,938
JBS Finance II Ltd., 144A, 8.25%, 1/29/2018		1,275,000	1,314,844
National Money Mart Co., 10.375%, 12/15/2016		6,100,000	6,496,500
Nielsen Finance LLC:
Step-up Coupon, 0% to 8/1/2011, 12.5% to 8/1/2016		7,500,000	7,509,375
144A, 7.75%, 10/15/2018 (c)		1,160,000	1,151,497
11.5%, 5/1/2016		1,220,000	1,384,700
Nuveen Investments, Inc., 10.5%, 11/15/2015		4,990,000	4,958,812
Offshore Group Investments Ltd., 144A, 11.5%, 8/1/2015		2,090,000	2,194,500
OMEGA Healthcare Investors, Inc., 144A, (REIT), 6.75%, 10/15/2022		925,000	916,328
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014		4,580,000	4,431,150
Pinafore LLC, 144A, 9.0%, 10/1/2018		1,770,000	1,858,500
Pinnacle Foods Finance LLC:
144A, 8.25%, 9/1/2017 (b)		3,215,000	3,255,187
9.25%, 4/1/2015		2,690,000	2,797,600
144A, 9.25%, 4/1/2015		2,710,000	2,818,400
Reynolds Group Issuer, Inc.:
144A, 7.75%, 10/15/2016		4,280,000	4,354,900
144A, 8.5%, 5/15/2018		4,590,000	4,486,725
Roadhouse Financing, Inc., 144A, 10.75%, 10/15/2017 (c)		1,770,000	1,814,250
SLM Corp., 8.0%, 3/25/2020		2,570,000	2,550,283
Susser Holdings LLC, 8.5%, 5/15/2016		1,360,000	1,414,400
Telemovil Finance Co., Ltd, 144A, 8.0%, 10/1/2017		2,645,000	2,717,311
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		3,105,000	3,508,650
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		8,975,000	18,848
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		5,093,835	4,941,020
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		11,135,000	12,582,550
Wind Acquisition Finance SA:
144A, 11.75%, 7/15/2017 (b)		5,550,000	6,219,469
144A, 11.75%, 7/15/2017	EUR	1,625,000	2,458,963
Wind Acquisition Holdings Finance SA, 144A, 12.25%, 7/15/2017 (PIK)	EUR	770,078	1,118,047
WMG Acquisition Corp., 9.5%, 6/15/2016		2,920,000	3,124,400
			217,291,750
Health Care 4.6%
Community Health Systems, Inc., 8.875%, 7/15/2015		21,785,000	23,146,562
HCA, Inc.:
9.25%, 11/15/2016		12,485,000	13,515,013
9.625%, 11/15/2016 (PIK)		6,511,000	7,064,435
9.875%, 2/15/2017		270,000	298,350
IASIS Healthcare LLC, 8.75%, 6/15/2014		4,180,000	4,274,050
LifePoint Hospitals, Inc., 144A, 6.625%, 10/1/2020		1,385,000	1,412,700
Mylan, Inc., 144A, 7.875%, 7/15/2020		730,000	782,013
The Cooper Companies, Inc., 7.125%, 2/15/2015		5,700,000	5,757,000
Valeant Pharmaceuticals International:
144A, 6.75%, 10/1/2017		1,870,000	1,907,400
144A, 7.0%, 10/1/2020		2,930,000	2,995,925
Vanguard Health Holding Co. II, LLC:
8.0%, 2/1/2018 (b)		2,430,000	2,466,450
144A, 8.0%, 2/1/2018		2,105,000	2,105,000
Warner Chilcott Co., LLC, 144A, 7.75%, 9/15/2018		3,200,000	3,288,000
			69,012,898
Industrials 9.8%
Acco Brands Corp., 10.625%, 3/15/2015		850,000	949,875
Accuride Corp., 144A, 9.5%, 8/1/2018 (b)		3,085,000	3,239,250
Actuant Corp., 6.875%, 6/15/2017		2,290,000	2,335,800
Aircastle Ltd., 144A, 9.75%, 8/1/2018		1,180,000	1,205,075
ARAMARK Corp., 8.5%, 2/1/2015		4,345,000	4,518,800
ArvinMeritor, Inc.:
8.125%, 9/15/2015 (b)		2,385,000	2,414,813
10.625%, 3/15/2018		2,870,000	3,178,525
BE Aerospace, Inc.:
6.875%, 10/1/2020		1,600,000	1,632,000
8.5%, 7/1/2018		1,000,000	1,090,000
Belden, Inc.:
7.0%, 3/15/2017		2,840,000	2,847,100
144A, 9.25%, 6/15/2019		2,635,000	2,845,800
Cenveo Corp.:
8.875%, 2/1/2018		7,095,000	7,015,181
144A, 10.5%, 8/15/2016		910,000	930,475
CHC Helicopter SA, 144A, 9.25%, 10/15/2020 (c)		4,120,000	4,161,200
Clean Harbors, Inc., 7.625%, 8/15/2016		1,683,000	1,750,320
Congoleum Corp., 8.625%, 8/19/2019**		6,765,000	1,555,950
Corrections Corp. of America, 7.75%, 6/1/2017		1,170,000	1,257,750
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		755,000	819,175
DynCorp International, Inc., 144A, 10.375%, 7/1/2017		3,745,000	3,726,275
Esco Corp., 144A, 4.167%***, 12/15/2013		1,875,000	1,715,625
FTI Consulting, Inc., 144A, 6.75%, 10/1/2020		1,510,000	1,521,325
Garda World Security Corp., 144A, 9.75%, 3/15/2017		3,020,000	3,216,300
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		2,365,000	2,376,825
Iron Mountain, Inc., 8.375%, 8/15/2021		605,000	654,156
K. Hovnanian Enterprises, Inc.:
8.875%, 4/1/2012		3,470,000	3,331,200
10.625%, 10/15/2016		2,865,000	2,868,581
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		8,085,000	8,367,975
144A, 8.0%, 2/1/2018		5,545,000	5,960,875
Kansas City Southern Railway Co., 8.0%, 6/1/2015		5,425,000	5,838,656
Mobile Mini, Inc., 9.75%, 8/1/2014		3,435,000	3,589,575
Navios Maritime Holdings, Inc.:
144A, 8.875%, 11/1/2017		1,650,000	1,740,750
9.5%, 12/15/2014		5,285,000	5,390,700
Oshkosh Corp.:
8.25%, 3/1/2017		585,000	628,875
8.5%, 3/1/2020		1,180,000	1,277,350
Ply Gem Industries, Inc., 13.125%, 7/15/2014		4,105,000	4,181,969
RailAmerica, Inc., 9.25%, 7/1/2017		2,376,000	2,604,690
RBS Global, Inc. & Rexnord Corp.:
8.5%, 5/1/2018		5,400,000	5,487,750
11.75%, 8/1/2016		925,000	989,750
Rearden G Holdings EINS GmbH, 144A, 7.875%, 3/30/2020		1,085,000	1,160,950
Sitel LLC, 144A, 11.5%, 4/1/2018		4,540,000	3,632,000
Spirit AeroSystems, Inc., 7.5%, 10/1/2017		1,730,000	1,786,225
SPX Corp., 144A, 6.875%, 9/1/2017		985,000	1,044,100
Titan International, Inc.:
144A, 7.875%, 10/1/2017 (c)		7,215,000	7,287,150
8.0%, 1/15/2012		10,405,000	11,185,375
Triumph Group, Inc., 8.0%, 11/15/2017		575,000	589,375
United Rentals North America, Inc.:
9.25%, 12/15/2019		6,780,000	7,339,350
10.875%, 6/15/2016		2,520,000	2,844,450
USG Corp., 144A, 9.75%, 8/1/2014		1,675,000	1,746,187
			147,831,453
Information Technology 5.6%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		4,445,000	3,233,737
Amkor Technology, Inc., 144A, 7.375%, 5/1/2018		1,930,000	1,954,125
Aspect Software, Inc., 144A, 10.625%, 5/15/2017		2,655,000	2,757,881
CDW LLC, 144A, 11.0%, 10/12/2015		3,330,000	3,371,625
Equinix, Inc., 8.125%, 3/1/2018		5,890,000	6,287,575
Fidelity National Information Services, Inc.:
144A, 7.625%, 7/15/2017		765,000	816,638
144A, 7.875%, 7/15/2020		1,020,000	1,099,050
First Data Corp.:
144A, 8.875%, 8/15/2020 (b)		3,745,000	3,885,437
9.875%, 9/24/2015		4,670,000	3,817,725
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		12,195,000	12,682,800
Jabil Circuit, Inc., 7.75%, 7/15/2016		1,130,000	1,238,763
JDA Software Group, Inc., 144A, 8.0%, 12/15/2014		1,140,000	1,208,400
MasTec, Inc., 7.625%, 2/1/2017		3,985,000	3,975,037
NXP BV:
3.276%***, 10/15/2013 (b)		5,875,000	5,551,875
7.875%, 10/15/2014		4,095,000	4,238,325
144A, 9.75%, 8/1/2018		1,530,000	1,629,450
Seagate HDD Cayman, 144A, 6.875%, 5/1/2020		965,000	943,288
Seagate Technology International, 144A, 10.0%, 5/1/2014		1,820,000	2,147,600
STATS ChipPAC Ltd., 144A, 7.5%, 8/12/2015		2,160,000	2,327,400
SunGard Data Systems, Inc.:
10.25%, 8/15/2015		10,985,000	11,561,712
10.625%, 5/15/2015		2,865,000	3,194,475
Unisys Corp., 144A, 12.75%, 10/15/2014		3,065,000	3,647,350
Vangent, Inc., 9.625%, 2/15/2015		2,270,000	2,079,888
			83,650,156
Materials 10.9%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		1,681,000	1,243,940
Berry Plastics Corp.:
8.25%, 11/15/2015		5,135,000	5,289,050
9.5%, 5/15/2018 (b)		3,000,000	2,820,000
Boise Paper Holdings LLC, 8.0%, 4/1/2020		1,375,000	1,423,125
Celanese US Holdings LLC, 144A, 6.625%, 10/15/2018		1,510,000	1,543,975
CF Industries, Inc., 6.875%, 5/1/2018		1,210,000	1,302,263
Chemtura Corp., 144A, 7.875%, 9/1/2018		1,070,000	1,118,150
Compass Minerals International, Inc., 8.0%, 6/1/2019		3,305,000	3,490,906
CPG International I, Inc., 10.5%, 7/1/2013		7,400,000	7,474,000
Crown Americas LLC, 7.625%, 5/15/2017		1,210,000	1,306,800
Crown European Holdings SA, 144A, 7.125%, 8/15/2018	EUR	965,000	1,381,313
Domtar Corp., 10.75%, 6/1/2017		2,940,000	3,660,300
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		11,480,000	11,537,400
Exopack Holding Corp., 11.25%, 2/1/2014		9,845,000	10,066,512
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		7,287,779	6,413,246
10.0%, 3/31/2015		7,174,400	6,313,472
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017		3,515,000	3,721,506
144A, 8.25%, 5/1/2016		4,315,000	4,795,044
Graham Packaging Co. LP, 144A, 8.25%, 10/1/2018		1,060,000	1,077,225
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		535,000	549,713
9.5%, 6/15/2017		6,355,000	6,768,075
Greif, Inc., 7.75%, 8/1/2019		910,000	983,938
Hexcel Corp., 6.75%, 2/1/2015		3,390,000	3,398,475
Huntsman International LLC:
8.625%, 3/15/2020		4,540,000	4,698,900
144A, 8.625%, 3/15/2021		1,065,000	1,102,275
Ineos Finance PLC:
144A, 9.0%, 5/15/2015		2,470,000	2,578,062
144A, 9.25%, 5/15/2015	EUR	925,000	1,336,667
Koppers, Inc., 7.875%, 12/1/2019		3,425,000	3,570,562
Lumena Resources Corp., 144A, 12.0%, 10/27/2014		8,740,000	8,259,300
Lyondell Chemical Co., 144A, 8.0%, 11/1/2017		2,535,000	2,769,487
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		1,450,000	1,294,125
Momentive Performance Materials, Inc.:
9.0%, 12/1/2014	EUR	4,695,000	6,304,453
9.75%, 12/1/2014 (b)		2,945,000	3,018,625
NewMarket Corp., 7.125%, 12/15/2016		6,860,000	6,791,400
NewPage Corp., 11.375%, 12/31/2014 (b)		2,930,000	2,651,650
Novelis, Inc., 11.5%, 2/15/2015		2,830,000	3,233,275
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	985,000	1,373,149
Plastipak Holdings, Inc., 144A, 10.625%, 8/15/2019		610,000	677,100
Radnor Holdings Corp., 11.0%, 3/15/2010**		1,510,000	151
Silgan Holdings, Inc., 7.25%, 8/15/2016		3,235,000	3,433,144
Solo Cup Co., 10.5%, 11/1/2013		5,080,000	5,257,800
Texas Industries, Inc., 144A, 9.25%, 8/15/2020		3,550,000	3,683,125
United States Steel Corp., 7.375%, 4/1/2020 (b)		3,860,000	4,024,050
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		7,215,000	7,359,300
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)		5,530,333	2,903,425
			163,998,453
Telecommunication Services 9.8%
Cincinnati Bell, Inc.:
8.25%, 10/15/2017 (b)		7,515,000	7,590,150
8.75%, 3/15/2018		3,155,000	3,076,125
Clearwire Communications LLC, 144A, 12.0%, 12/1/2015		1,885,000	2,035,800
Cricket Communications, Inc.:
9.375%, 11/1/2014		10,345,000	10,707,075
10.0%, 7/15/2015 (b)		2,380,000	2,570,400
Crown Castle International Corp., 9.0%, 1/15/2015		6,170,000	6,802,425
Digicel Group Ltd., 144A, 10.5%, 4/15/2018 (b)		4,005,000	4,395,487
Digicel Ltd., 144A, 8.25%, 9/1/2017		8,815,000	9,255,750
ERC Ireland Preferred Equity Ltd., 144A, 7.899%***, 2/15/2017 (PIK)	EUR	4,020,338	821,598
Frontier Communications Corp.:
7.875%, 4/15/2015		530,000	572,400
8.25%, 4/15/2017		3,170,000	3,467,188
8.5%, 4/15/2020		4,235,000	4,674,381
8.75%, 4/15/2022		545,000	599,500
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		1,566,608	503,273
Hughes Network Systems LLC, 9.5%, 4/15/2014		8,630,000	8,932,050
Intelsat Corp., 9.25%, 6/15/2016		13,985,000	14,911,506
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		5,335,000	5,361,675
11.25%, 6/15/2016		2,895,000	3,148,313
Intelsat Luxembourg SA, 11.5%, 2/4/2017 (PIK)		1,600,000	1,734,000
Intelsat Subsidiary Holding Co. SA:
Series B, 144A, 8.875%, 1/15/2015		1,600,000	1,648,000
8.875%, 1/15/2015		7,115,000	7,364,025
MetroPCS Wireless, Inc.:
7.875%, 9/1/2018		1,065,000	1,096,950
9.25%, 11/1/2014		4,225,000	4,425,688
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		2,960,000	2,978,500
SBA Telecommunications, Inc.:
8.0%, 8/15/2016		945,000	1,015,875
8.25%, 8/15/2019		1,260,000	1,386,000
Sprint Nextel Corp., 8.375%, 8/15/2017 (b)		5,650,000	6,130,250
Telesat Canada, 11.0%, 11/1/2015		12,100,000	13,673,000
West Corp.:
144A, 8.625%, 10/1/2018		565,000	565,000
9.5%, 10/15/2014		3,280,000	3,431,700
Windstream Corp.:
7.0%, 3/15/2019		3,405,000	3,336,900
7.875%, 11/1/2017		6,425,000	6,698,062
144A, 8.125%, 9/1/2018		1,730,000	1,790,550
8.625%, 8/1/2016		575,000	608,063
			147,307,659
Utilities 3.4%
AES Corp.:
8.0%, 10/15/2017		2,680,000	2,894,400
8.0%, 6/1/2020 (b)		4,120,000	4,470,200
Calpine Corp., 144A, 7.875%, 7/31/2020		4,270,000	4,387,425
Edison Mission Energy, 7.0%, 5/15/2017		1,390,000	1,004,275
GenOn Escrow Corp., 144A, 9.5%, 10/15/2018 (c)		1,065,000	1,025,063
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016		2,675,000	2,875,625
NRG Energy, Inc.:
7.25%, 2/1/2014		9,605,000	9,857,131
7.375%, 1/15/2017 (b)		9,440,000	9,676,000
144A, 8.25%, 9/1/2020		3,740,000	3,856,875
NV Energy, Inc.:
6.75%, 8/15/2017		3,900,000	4,014,278
8.625%, 3/15/2014		1,263,000	1,299,311
RRI Energy, Inc., 7.875%, 6/15/2017		1,205,000	1,123,662
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		7,330,000	4,801,150
			51,285,395
Total Corporate Bonds (Cost $1,374,165,242)			1,389,610,928

Loan Participations and Assignments 5.8%
Senior Loans***
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/1/2010**		3,500,000	0
Big West Oil LLC, Term Loan, 12.0%, 7/23/2015		1,462,500	1,491,750
Buffets, Inc.:
Letter of Credit, First Lien, 7.525%, 4/22/2015		615,758	500,303
Term Loan B, 12.0%, 4/21/2015		2,932,601	2,745,134
Charter Communications Operating LLC, Term Loan, 7.25%, 3/6/2014		9,858,809	10,200,319
Clarke American Corp., Term Loan B, 2.789%, 6/30/2014		1,074,037	940,856
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.256%, 3/26/2014		7,711,572	6,251,540
Letter of Credit, 2.633%, 3/26/2014		459,808	372,794
Term Loan, 10.5%, 3/26/2014		2,456,438	2,447,226
IASIS Healthcare LLC, Term Loan, 5.725%, 6/13/2014 (PIK)		5,294,849	5,054,383
Kabel Deutschland GmbH, Term Loan, 7.983%, 11/19/2014 (PIK)	EUR	13,852,956	18,866,729
Nuveen Investments, Inc., First Lien Term Loan, 3.289%, 11/13/2014		4,630,000	4,174,524
OSI Restaurant Partners LLC:
Term Loan, 2.625%, 6/14/2013		455,067	418,835
Term Loan B, 2.625%, 6/14/2014		5,006,536	4,607,915
Pinafore LLC, Term Loan B, 6.75%, 9/21/2016		4,680,000	4,725,209
Sabre, Inc., Term Loan B, 2.256%, 9/30/2014		2,758,873	2,559,434
Sbarro, Inc., Term Loan, 4.775%, 1/31/2014		2,380,666	2,154,503
Texas Competitive Electric Holdings Co., LLC:
Term Loan B3, 3.758%, 10/10/2014		13,391,280	10,397,592
Term Loan B2, 4.066%, 10/10/2014		2,765,707	2,155,274
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014**		4,948,125	3,242,432
US Foodservice, Inc., Term Loan B, 2.76%, 5/29/2012		3,760,615	3,416,406
Total Loan Participations and Assignments (Cost $93,708,101)			86,723,158

Preferred Security 0.4%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $4,476,982)		6,975,000	5,702,063
	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $221,000)	221	221,000
	Shares	Value ($)

Common Stocks 0.2%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	124,104	285,439
Dex One Corp.*	31,010	380,803
SuperMedia, Inc.* (b)	5,784	61,137
Trump Entertainment Resorts, Inc.*	366	6,674
Vertis Holdings, Inc.*	66,836	0
		734,053
Industrials 0.0%
Quad Graphics, Inc.*	4,378	204,540
Materials 0.2%
GEO Specialty Chemicals, Inc.*	136,705	116,199
GEO Specialty Chemicals, Inc. 144A*	12,448	10,581
LyondellBasell Industries NV "B"*	98,779	2,355,879
		2,482,659
Total Common Stocks (Cost $19,516,988)		3,421,252

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	7,982	239
Materials 0.0%
Ashland, Inc., Expiration Date 3/31/2029*	6,700	0
Total Warrants (Cost $1,482,531)		239

Securities Lending Collateral 6.3%
Daily Assets Fund Institutional, 0.29% (d) (e) (Cost $94,773,020)	94,773,020	94,773,020

Cash Equivalents 0.6%
Central Cash Management Fund, 0.21% (d) (Cost $9,540,812)	9,540,812	9,540,812
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,597,884,676)+	105.7	1,589,992,472
Other Assets and Liabilities, Net (b)	(5.7)	(85,432,347)
Net Assets	100.0	1,504,560,125
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	9.5%	6/1/2010	3,500,000	USD	3,508,969	0
Buffalo Thunder Development Authority	9.375%	12/15/2014	1,705,000	USD	1,705,294	443,300
CanWest MediaWorks LP	9.25%	8/1/2015	2,875,000	USD	2,875,000	517,500
Congoleum Corp.	8.625%	8/19/2019	6,765,000	USD	6,665,724	1,555,950
Eaton Vance Corp., CDO II	13.68%	7/15/2012	3,290,106	USD	1,697,739	0
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	3,640,000	USD	3,678,587	546
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	1,566,608	USD	1,490,778	503,273
Motors Liquidation Co.	8.375%	7/15/2033	3,485,000	USD	1,245,888	1,176,188
Motors Liquidation Co.	6.75%	5/1/2028	2,090,000	USD	663,575	647,900
Radnor Holdings Corp.	11.0%	3/15/2010	1,510,000	USD	1,333,438	151
Tribune Co.	LIBOR plus 3.0%	6/4/2014	4,948,125	USD	4,945,032	3,242,432
Tropicana Entertainment LLC	9.625%	12/15/2014	8,975,000	USD	7,018,944	18,848
Young Broadcasting, Inc.	8.75%	1/15/2014	15,800,000	USD	15,022,233	158
					51,851,201	8,106,246
*** These securities are shown at their current rate as of September 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.
+ The cost for federal income tax purposes was $1,601,162,458. At September 30, 2010, net unrealized depreciation for all securities based on tax cost was $11,169,986. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $81,697,504 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $92,867,490.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned as of September 30, 2010 amounted to $91,082,175, which is 6.1% of net assets.
(c) When-issued security.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation.
LIBOR: London Interbank Offered Rate.
PIK: Denotes that all or a portion of the income is paid in-kind.

REIT: Real Estate Investment Trust

At September 30, 2010, open credit default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($) (f)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (g)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/21/2010 9/20/2013	3,025,000[1]	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	160,976	37,078	123,898
6/21/2010 9/20/2013	9,610,000[2]	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	511,398	(295,381)	806,779
6/21/2010 9/20/2015	4,270,000[3]	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	70,648	(76,117)	146,765
6/21/2010 9/20/2015	1,500,000[4]	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	24,818	(142,500)	167,318
6/21/2010 9/20/2015	2,430,000[5]	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	40,204	(210,900)	251,104
6/21/2010 9/20/2015	900,000[2]	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	14,890	(62,061)	76,951
Total unrealized appreciation						1,572,815
(f) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.
(g) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Citigroup, Inc.
2 The Goldman Sachs & Co.
3 Bank of America
4 JPMorgan Chase Securities, Inc.
5 Credit Suisse

At September 30, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,628,782	EUR	1,200,000	10/27/2010	6,784	JPMorgan Chase Securities, Inc.
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	41,395,900	USD	55,171,711	10/27/2010	(1,249,713)	Citigroup, Inc.
Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$ —	$ 1,373,954,953	$ 15,655,975	$ 1,389,610,928
Loan Participations and Assignments	—	86,723,158	0	86,723,158
Preferred Security	—	5,702,063	—	5,702,063
Other Investments	—	—	221,000	221,000
Common Stocks (h)	3,287,798	—	133,454	3,421,252
Warrants (h)	—	—	239	239
Short-Term Investments (h)	104,313,832	—	—	104,313,832
Derivatives (i)	—	1,579,599	—	1,579,599
Total	$ 107,601,630	$ 1,467,959,773	$ 16,010,668	$ 1,591,572,071
Liabilities
Derivatives (i)	$ —	$ (1,249,713)	$ —	$ (1,249,713)
Total	$ —	$ (1,249,713)	$ —	$ (1,249,713)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended September 30, 2010.

(h) See Investment Portfolio for additional detailed categorizations.
(i) Derivatives include unrealized appreciation (depreciation) on open credit default swap contracts and open forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Corporate Bonds	Loan Participations and Assignments	Other Investments
Balance as of September 30, 2009	$ 14,572,411	$ 2,320,597	$ —
Realized gain (loss)	—	(1,900,027)	—
Change in unrealized appreciation (depreciation)	1,332,326	1,834,755	—
Amortization premium/discount	164,263	15,551	—
Net purchases (sales)	1,298,201	(1,325,876)	221,000
Transfers into Level 3	19,750 (j)	—	—
Transfers (out) of Level 3	(1,730,976) (k)	(945,000) (l)	—
Balance as of September 30, 2010	$ 15,655,975	$ 0	$ 221,000
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2010	$ 1,332,326	$ (7,618)	$ —
	Common Stocks	Convertible Preferred Stocks	Warrants	Total
Balance as of September 30, 2009	$ 126,780	$ 0	$ 66,030	$ 17,085,818
Realized gain (loss)	(738)	(40,954)	—	(1,941,719)
Change in unrealized appreciation (depreciation)	—	40,954	(22,441)	3,185,594
Amortization premium/discount	—	—	—	179,814
Net purchases (sales)	7,412	—	—	200,737
Transfers into Level 3	0 (j)	—	—	19,750
Transfers (out) of Level 3	—	—	(43,350) (k)	(2,719,326)
Balance as of September 30, 2010	$ 133,454	$ —	$ 239	$ 16,010,668
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2010	$ (738)	$ —	$ 239	$ 1,324,209
Transfers between price levels are recognized at the beginning of the reporting period.
(j) The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.
(k) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.
(l) The investment was transferred from Level 3 to Level 2 as a result of the availability of observable market data due to increased market activity.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2010
Assets
Investments: Investments in securities, at value (cost $1,493,570,844) — including $91,082,175 of securities loaned	$ 1,485,678,640
Investment in Daily Assets Fund Institutional (cost $94,773,020)*	94,773,020
Investment in Central Cash Management Fund (cost $9,540,812)	9,540,812
Total investments, at value (cost $1,597,884,676)	1,589,992,472
Cash	1,783,172
Foreign currency, at value (cost $1,618,143)	1,637,057
Receivable for investments sold	14,155,774
Receivable for investments sold — when-issued securities	1,080,700
Receivable for Fund shares sold	798,932
Interest receivable	31,221,141
Unrealized appreciation on open forward foreign currency exchange contracts	6,784
Unrealized appreciation on open swap contracts	1,572,815
Upfront payments paid on swap contracts	37,078
Foreign taxes recoverable	17,167
Other assets	36,527
Total assets	1,642,339,619
Liabilities
Payable upon return of securities loaned	94,773,020
Payable for investments purchased	12,059,377
Payable for investments purchased — when-issued securities	24,306,356
Payable for Fund shares redeemed	2,356,924
Unrealized depreciation on open forward foreign currency exchange contracts	1,249,713
Upfront payments received on swap contracts	786,959
Accrued management fee	593,072
Other accrued expenses and payables	1,654,073
Total liabilities	137,779,494
Net assets, at value	$ 1,504,560,125
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2010 (continued)
Net Assets Consist of
Undistributed net investment income	9,918,216
Net unrealized appreciation (depreciation) on: Investments	(7,892,204)
Swap contracts	1,572,815
Foreign currency	(1,193,335)
Accumulated net realized gain (loss)	(1,197,766,629)
Paid-in capital	2,699,921,262
Net assets, at value	$ 1,504,560,125
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,293,860,481 ÷ 271,280,902 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 4.77
Maximum offering price per share (100 ÷ 95.50 of $4.77)	$ 4.99

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($33,935,291 ÷ 7,115,304 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 4.77

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($109,750,622 ÷ 22,983,737 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 4.78

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($67,013,731 ÷ 14,041,002 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 4.77
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2010
Investment Income
Income: Interest (net of foreign taxes withheld of $2,751)	$ 137,806,033
Income distributions — affiliated cash management vehicles	31,837
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	157,340
Total income	137,995,210
Expenses: Management fee	6,716,689
Administration fee	1,498,067
Services to shareholders	1,848,673
Custodian fee	64,412
Distribution and service fees	4,441,197
Professional fees	323,818
Trustees' fees and expenses	47,619
Reports to shareholders	127,771
Registration fees	89,168
Other	112,621
Total expenses	15,270,035
Net investment income	122,725,175
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	12,399,496
Swap contracts	430,284
Foreign currency	11,492,607
24,322,387
Change in net unrealized appreciation (depreciation) on: Investments	83,737,814
Swap contracts	1,572,815
Foreign currency	(2,004,740)
83,305,889
Net gain (loss)	107,628,276
Net increase (decrease) in net assets resulting from operations	$ 230,353,451

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended September 30,
	2010	2009
Operations: Net investment income	$ 122,725,175	$ 118,694,272
Net realized gain (loss)	24,322,387	(176,022,758)
Change in net unrealized appreciation (depreciation)	83,305,889	213,091,722
Net increase (decrease) in net assets resulting from operations	230,353,451	155,763,236
Distributions to shareholders from: Net investment income: Class A	(105,727,078)	(100,951,682)
Class B	(2,876,109)	(3,755,029)
Class C	(8,282,708)	(7,984,878)
Institutional Class	(5,960,583)	(6,452,177)
Return of capital: Class A	—	(452,048)
Class B	—	(16,814)
Class C	—	(35,755)
Institutional Class	—	(28,892)
Total distributions	(122,846,478)	(119,677,275)
Fund share transactions: Proceeds from shares sold	188,865,568	264,807,760
Reinvestment of distributions	88,861,049	76,686,756
Cost of shares redeemed	(398,573,365)	(381,039,641)
Redemption fees	58,724	52,483
Net increase (decrease) in net assets from Fund share transactions	(120,788,024)	(39,492,642)
Increase from regulatory settlements (see Note H)	251,550	—
Increase (decrease) in net assets	(13,029,501)	(3,406,681)
Net assets at beginning of period	1,517,589,626	1,520,996,307
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $9,918,216 and $1,793,953, respectively)	$ 1,504,560,125	$ 1,517,589,626

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 4.44	$ 4.32	$ 5.24	$ 5.37	$ 5.42
Income (loss) from investment operations: Net investment income[a]	.38	.35	.39	.42	.42
Net realized and unrealized gain (loss)	.33	.12	(.90)	(.08)	(.02)
Total from investment operations	.71	.47	(.51)	.34	.40
Less distributions from: Net investment income	(.38)	(.35)	(.41)	(.47)	(.45)
Return of capital	—	(.00)*	—	—	—
Total distributions	(.38)	(.35)	(.41)	(.47)	(.45)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.77	$ 4.44	$ 4.32	$ 5.24	$ 5.37
Total Return (%)[b]	16.69	12.91	(10.40)[c]	6.39[c]	7.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,294	1,271	1,277	1,715	1,809
Ratio of expenses before expense reductions (%)	.96	.96	.99	.97	.96
Ratio of expenses after expense reductions (%)	.96	.96	.98	.96	.96
Ratio of net investment income (%)	8.26	9.16	7.92	7.70	7.84
Portfolio turnover rate (%)	73	69	61	66	100
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 4.44	$ 4.32	$ 5.24	$ 5.37	$ 5.42
Income (loss) from investment operations: Net investment income[a]	.34	.32	.35	.37	.38
Net realized and unrealized gain (loss)	.33	.12	(.90)	(.08)	(.02)
Total from investment operations	.67	.44	(.55)	.29	.36
Less distributions from: Net investment income	(.34)	(.32)	(.37)	(.42)	(.41)
Return of capital	—	(.00)*	—	—	—
Total distributions	(.34)	(.32)	(.37)	(.42)	(.41)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.77	$ 4.44	$ 4.32	$ 5.24	$ 5.37
Total Return (%)[b]	15.74	11.98	(11.13)[c]	5.53[c]	6.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	44	62	115	165
Ratio of expenses before expense reductions (%)	1.75	1.77	1.81	1.76	1.76
Ratio of expenses after expense reductions (%)	1.75	1.77	1.80	1.76	1.76
Ratio of net investment income (%)	7.46	8.35	7.10	6.90	7.04
Portfolio turnover rate (%)	73	69	61	66	100
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 4.44	$ 4.33	$ 5.25	$ 5.38	$ 5.43
Income (loss) from investment operations: Net investment income[a]	.35	.32	.35	.38	.38
Net realized and unrealized gain (loss)	.34	.12	(.90)	(.08)	(.02)
Total from investment operations	.69	.44	(.55)	.30	.36
Less distributions from: Net investment income	(.35)	(.33)	(.37)	(.43)	(.41)
Return of capital	—	(.00)*	—	—	—
Total distributions	(.35)	(.33)	(.37)	(.43)	(.41)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.78	$ 4.44	$ 4.33	$ 5.25	$ 5.38
Total Return (%)[b]	15.81	11.80	(11.04)[c]	5.59[c]	6.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	110	111	162	159
Ratio of expenses before expense reductions (%)	1.71	1.72	1.75	1.72	1.71
Ratio of expenses after expense reductions (%)	1.71	1.72	1.74	1.72	1.71
Ratio of net investment income (%)	7.50	8.40	7.16	6.94	7.09
Portfolio turnover rate (%)	73	69	61	66	100
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Institutional Class Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 4.44	$ 4.33	$ 5.25	$ 5.38	$ 5.42
Income (loss) from investment operations: Net investment income[a]	.39	.36	.40	.43	.44
Net realized and unrealized gain (loss)	.34	.12	(.90)	(.08)	(.01)
Total from investment operations	.73	.48	(.50)	.35	.43
Less distributions from: Net investment income	(.40)	(.37)	(.42)	(.48)	(.47)
Return of capital	—	(.00)*	—	—	—
Total distributions	(.40)	(.37)	(.42)	(.48)	(.47)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.77	$ 4.44	$ 4.33	$ 5.25	$ 5.38
Total Return (%)	17.03	13.00	(10.09)[b]	6.70[b]	8.33[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	92	71	31	18
Ratio of expenses before expense reductions (%)	.68	.67	.70	.65	.69
Ratio of expenses after expense reductions (%)	.68	.67	.69	.64	.68
Ratio of net investment income (%)	8.53	9.45	8.21	8.02	8.12
Portfolio turnover rate (%)	73	69	61	66	100
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income Fund (the "Fund"), is a diversified series of the DWS High Income Series (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swaps contracts are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $1,166,149,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2011 ($620,426,000), September 30, 2012 ($194,012,000), September 30, 2013 ($13,591,000), September 30, 2014 ($44,333,000), September 30, 2015 ($38,251,000), September 30, 2016 ($21,744,000), September 30, 2017 ($132,681,000) and September 30, 2018 ($101,111,000), the respective expiration dates, whichever occurs first. During the year ended September 30, 2010, the Fund lost, through expiration, $283,200,000 of prior year capital loss carryforward.

In addition, from November 1, 2009 through September 30, 2010, the Fund incurred approximately $28,340,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2011.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2010, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss and regulatory settlements. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 10,692,265
Capital loss carryforwards	$(1,166,149,000)
Net unrealized appreciation (depreciation) on investments	$ (11,169,986)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2010	2009
Distributions from ordinary income*	$ 122,846,478	$ 119,143,766
Return of capital	$ —	$ 533,509
* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended September 30, 2010, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund also buys credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of September 30, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2010, the Fund invested in credit default swap contracts with a total notional amount generally indicative of a range from $0 to approximately $21,735,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2010, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2010, the Fund invested in forward currency contracts with a total contract value generally indicative of a range from approximately $56,800,000 to $110,994,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 1,572,815	$ 1,572,815
Foreign Exchange Contracts (b)	6,784	—	6,784
	$ 6,784	$ 1,572,815	$ 1,579,599

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open swap contracts
(b) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (1,249,713)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 430,284	$ 430,284
Foreign Exchange Contracts (b)	12,055,407	—	12,055,407
	$ 12,055,407	$ 430,284	$ 12,485,691

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 1,572,815	$ 1,572,815
Foreign Exchange Contracts (b)	(1,941,203)	—	(1,941,203)
	$ (1,941,203)	$ 1,572,815	$ (368,388)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended September 30, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $1,077,507,009 and $1,184,440,099, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended September 30, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2010, the Administration Fee was $1,498,067, of which $121,554 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2010, the amounts charged to the Fund by DISC were as follows:

Service Provider Fees	Total Aggregated	Unpaid at September 30, 2010
Class A	$ 1,033,635	$ 341,966
Class B	43,203	13,691
Class C	81,218	26,306
Institutional Class	39,539	10,652
	$ 1,197,595	$ 392,615

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2010
Class B	$ 291,732	$ 23,002
Class C	826,719	66,206
	$ 1,118,451	$ 89,208

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2010	Annual Effective Rate
Class A	$ 2,962,774	$ 686,418.23%
Class B	93,732	15,458.24%
Class C	266,240	40,484.24%
	$ 3,322,746	$ 742,360

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2010, aggregated $112,464.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2010, the CDSC for Class B and C shares aggregated $80,224 and $12,688, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2010, DIDI received an aggregate CDSC of $7,676 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,214, of which $8,433 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	28,802,744	$ 133,409,680	49,413,043	$ 184,947,526
Class B	434,301	1,986,260	1,230,102	4,738,838
Class C	3,147,106	14,585,747	4,679,566	18,184,027
Institutional Class	8,357,573	38,883,881	14,498,711	56,937,369
		$ 188,865,568		$ 264,807,760
Shares issued to shareholders in reinvestment of distributions
Class A	16,608,297	$ 76,507,433	17,636,800	$ 66,663,380
Class B	380,387	1,750,202	509,476	1,903,523
Class C	1,255,850	5,795,404	1,292,344	4,875,407
Institutional Class	1,044,169	4,808,010	847,298	3,244,446
		$ 88,861,049		$ 76,686,756
Shares redeemed
Class A	(60,413,827)	$ (278,736,552)	(76,100,298)	$ (288,457,474)
Class B	(3,664,628)	(16,864,785)	(6,200,974)	(23,484,402)
Class C	(6,265,285)	(28,845,580)	(6,757,735)	(25,981,936)
Institutional Class	(16,088,734)	(74,126,448)	(10,943,180)	(43,115,829)
		$ (398,573,365)		$ (381,039,641)
Redemption fees		$ 58,724		$ 52,483
Net increase (decrease)
Class A	(15,002,786)	$ (68,765,196)	(9,050,455)	$ (36,799,146)
Class B	(2,849,940)	(13,128,268)	(4,461,396)	(16,840,451)
Class C	(1,862,329)	(8,460,394)	(785,825)	(2,921,048)
Institutional Class	(6,686,992)	(30,434,166)	4,402,829	17,068,003
		$ (120,788,024)		$ (39,492,642)

H. Regulatory Settlements

On March 30, 2010, the Fund received $251,550 as part of a settlement with the SEC by a non-affiliated third party broker. The payment is included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets. The amount of the payment was 0.02% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS High Income Series and the Shareholders of DWS High Income Fund:

We have audited the accompanying statement of assets and liabilities of DWS High Income Fund (the "Fund"), including the investment portfolio, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income Fund at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 23, 2010

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	123
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126
Interested Board Member and Officer[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1,5]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke[7] (1967) Board Member since 2010 Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
56
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 100 Plaza One, Jersey City, NJ 07311.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
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Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYIX
CUSIP Number	23337M 107	23337M 206	23337M 305	23337M 404
Fund Number	008	208	308	513

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$78,414	$0	$13,097	$0
2009	$68,192	$0	$9,299	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$307,930	$0
2009	$0	$420,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$13,097	$307,930	$645,807	$966,834
2009	$9,299	$420,000	$719,000	$1,148,299

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Fund, a series of DWS High Income Series

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2010